Microwave Filter Company,  Inc.
6743 Kinne Street
East Syracuse, New York 13057
Notice of Annual Meeting Of Shareholders


To the Shareholders of Microwave Filter Company, Inc.:

At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Thursday, April 4, 1996 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:

Proposals 2 through 7 and 10 are considered anti-takeover proposals by the SEC per release No. 34-15230.

                Proposal 1.   The election of 9 directors to hold office until
the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.

                Proposal  2.   To consider and act upon a proposed Amendment
to the Bylaws to provide for the classification of the Board of Directors into three classes.

                Proposal 3.   To consider and act upon a proposed Amendment to
the Bylaws to provide that the size of the Board of Directors shall be nine or less.

                Proposal 4.   To consider and act upon a proposed Amendment to
the Bylaws that Directors may be removed only for cause by a majority vote of the Board then in office or by a two thirds (2/3) vote of the shareholders.

                Proposal 5.   To consider and act upon a proposed Amendment to
the Bylaws that any vacancy on the Board shall be filled by the remaining Directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

                Proposal 6.   To consider and act upon a proposed Amendment to
the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

                Proposal  7.   To consider and act upon a proposed Amendment
to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of Directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals. This proposed Amendment to the Certificate of Incorporation currently exists as Article III "Notice of Shareholder Business and Nominations" of the Bylaws.

                Proposal  8.   To consider and act upon a proposed Amendment
to the Certificate of Incorporation to adopt Article XII - "Indemnification and Insurance" of the Company Bylaws as an Amendment to the Certificate of Incorporation.

                Proposal  9.   To consider and act upon a proposed Amendment
to the Certificate of Incorporation to provide that Directors' liability to the Company or its shareholders shall be limited to the fullest extent permitted by New York law.

                Proposal 10. To consider and act upon a proposed Amendment to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing Amendments is increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

                Proposal 11. The ratification of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1996.
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                Proposal  12.   To consider and act upon a proposed
shareholder resolution by Mr. David Silver, with regard to the rescindment and replacement of Bylaw Article XII "Indemnification and Insurance".

The Board of Directors has fixed the close of business on February 9, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.

        By order of the Board of Directors



        Louis S. Misenti
        Chairman of the Board

Dated:  March 14, 1996
Syracuse, New York


YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.
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MICROWAVE FILTER COMPANY, INC.
Proxy Statement for Annual Meeting of Shareholders
General

The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 4, 1996 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 437-3953.

These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 14, 1996 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

Shareholders of record at the close of business on February 9, 1996 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 3,531,633 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

Every shareholder voting for the election for Directors and on the other matters presented in this proxy is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions and broker non-votes count for the purposes of determining a quorum. Broker non-votes count as votes in favor of nominated Directors and the independent auditors, but do not affect the vote on other proposals.

The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $6,000 plus reimbursement of reasonable expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.


Deadline for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 4, 1996 in order to be included in the proxy soliciting material relating to that meeting.

Resolutions

Pursuant to a resolution by the Board of Directors, Mr. Robert Portmess, a former officer of the Corporation, was reimbursed for legal fees in the amount of $797.90.
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Board Meetings and Committees

        The Board of Directors held a total of five meetings during the fiscal year ending September 30, 1995. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

The Company's Finance and Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. The Finance and Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls. The Finance and Audit Committee held three meetings during fiscal year 1995.

The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Frank S. Markovich, David B. Robinson, M.D., Daniel Galbally, and Robert R. Andrews. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 1995.

The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Carl F. Fahrenkrug, P.E., Milo Peterson and Frank S. Markovich. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders if such recommendations are in writing and are mailed to the Secretary of the Company at the Company's principal executive office. The Nominating Committee did not hold any meetings during fiscal year 1995.

The Company also has a standing Executive Committee and Operations Committee.



Compensation of Directors

The Company pays Directors' fees to each Director who is not an employee of the Company (currently seven persons). During fiscal year 1995, outside Directors received fees of $200 per Board meeting and $100 per Committee meeting, with the exception of the Executive Committee whose members receive $200 per meeting. The Company also reimburses Directors for reasonable expenses incurred in attending meetings. In addition, the Company pays Louis
S. Misenti $6,000 per year for his services as Chairman of the Board of Directors. Outside Directors have the option of receiving their compensation for meetings and services in the form of restricted shares of the Company's common stock. For this purpose, shares are valued at 85% of the mean between the bid and asked price of the stock at the beginning of each quarter. During fiscal 1995, 11,815 shares were issued to Directors in lieu of Directors' fees:


                                     Number of Shares
Director                    Issued In Lieu of Directors' Fees

Trudi B. Artini                          1,131
Sidney Chong                             1,200
Daniel Galbally                            555
Frank S. Markovich                         665
Louis S. Misenti                         7,158
David B. Robinson                        1,106
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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 9, 1996 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                      Shares Beneficially Owned
5% Shareholders                            Number         Percent

Carl F. Fahrenkrug *                       374,433         10.6%
and Rita Fahrenkrug
8365 Indian Hill Road
Manlius, NY  13104

Louis S. Misenti *                         333,335          9.4%
140 Clearview Road
Dewitt, NY  13214

Milo Peterson *                            168,037          4.8%
Trudi B. Artini *                          106,230          3.0%
David B. Robinson, M.D.*                   114,997          3.3%
Frank S. Markovich *                         2,233           **
Daniel Galbally *                              780           **
Sidney Chong *                               2,705           **
Robert R. Andrews *                          1,214           **
Richard L. Jones                            30,908           **
Robert Hamister                                124           **

All Directors and Executive
Officers as a group (eleven persons)     1,134,996         32.1%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                           243,627          6.9%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

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EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 1995.

        Annual Compensation
                Salary
Name and Principal Position                     Year      $
Carl F. Fahrenkrug
President and CEO (1)                           1995    91,775
                                                1994    95,522
                                                1993    93,802
(1) Mr. Fahrenkrug was elected President and CEO on October 7, 1992


Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.


Compliance with Section 16(a) of the Securities Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such Officers, Directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file.
The Company knows that a Form 4 (Statement of Changes of Beneficial Ownership of Securities) filing by Louis S. Misenti (9,669 shares) was not filed on a timely basis and Form 5 (Annual Statement of Changes in Beneficial Ownership) filings for Trudi Artini (1,131 shares), Sidney Chong (1,200 shares), Daniel Galbally (555 shares), Frank Markovich (665 shares) and David Robinson (1,106 shares), (due 45 days after the fiscal year end) were not filed on a timely basis. The Company is in the process of taking all necessary steps to ensure that all Directors and Officers will be in full compliance with the filing requirements of Section 16(a).




PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

         A Board of nine Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director. In the event that the Amendment to the Bylaws proposed herein to provide for the classification of the Board of Directors is approved, one class of three (3) Directors would hold office initially for a term expiring at the 1997 (Class
I) Annual Meeting; another class, (Class II), would hold office initially for a term expiring at the 1998 Annual Meeting; and another class, (Class III), would hold office initially for a term expiring at the 1999 Annual Meeting.
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The name of and certain information regarding each nominee is set forth below.

Director                   Principal Occupation

TRUDI B. ARTINI            Mrs. Artini is an independent investor in MFC and
Age 73                     various other business enterprises in Syracuse, New
Director since 1974        York.
Class I


DAVID B. ROBINSON, MD      Dr. Robinson was a Professor of Psychiatry and
Age 71                     Director of the Adult Psychiatric In-Patient Unit of
Director since 1977        the Upstate Medical Center of the State University of
Class I                    New York since July of 1958, until his retirement in
                           1985. He continues as a Consulting Psychiatrist at Upstate Medical Center, Syracuse, New York. He has served as a Skaneateles Town Councilman since 1989 and has been a Board member of the Skaneateles
                           Festival of Chamber Music since 1980.


SIDNEY CHONG               Mr. Chong is manager of financial reports and
Age 54                     corporate accounting for the Carrols Corp. in
Director since 1995        Syracuse.  Prior to joining the Carrols Corp., he was
Class II                   a senior accountant with Price Waterhouse and Co. in
                           New York City. Mr. Chong has a bachelor of science degree from California State University.


DAN GALBALLY               Mr. Galbally is controller of Evaporated Metal Films
Age 48                     (EMF) in Ithaca, NY.  Before joining EMF, he worked
Director since 1995        as controller and acting Vice President of Finance at
Class III                  Philips Display Components Co.  He has a bachelor's
                           degree in accounting and an MBA from Syracuse
                           University.


LOUIS MISENTI              Mr. Misenti has been President and Principal
Age 68                     shareholder of SCI Corp., Syracuse, New York since
Director since 1976        1984.  SCI manufactures polishing compounds for the
Class II                   automobile and silverware industries.  Mr. Misenti is
                           also managing partner of Northern Pines Golf Course, Cicero, New York which was founded in 1970. He was elected Chairman of the Board of Directors of MFC on March 27, 1993.


CARL F. FAHRENKRUG, PE     Mr. Fahrenkrug was appointed President and Chief
Age 53                     Executive Officer of MFC on October 7, 1992.  He has
Director since 1984        also served as President and Chief Executive Officer
Class III                  of NSI since prior to 1986.  He served as V.P. of
                           Engineering at Microwave Systems, Inc., Syracuse,
                           N.Y. from 1972-1976.  Mr. Fahrenkrug has a B.S. and
                           M.S. in Engineering and an MBA from Syracuse
                           University.


MILO PETERSON              Mr. Peterson has served as Executive Vice President
Age 55                     and Corporate Secretary of NSI since January 1, 1992.
Director since 1990        Since January 1, 1992, he has also served as MFC
Class I                    Production Consultant to the President.  Prior to
                           January 1, 1992, he served as Executive Vice
                           President of NSI.  Mr. Peterson graduated from
                           programs at Yale University and Syracuse University.
                           He served as V.P. of Manufacturing of Microwave
                           Systems, Inc., Syracuse, N.Y. from 1970-1976.  He was
                           elected Corporate Secretary of MFC on March 27, 1993.
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FRANK S. MARKOVICH         Mr. Markovich is a self-employed consultant in the
Age 51                     manufacturing and operations field.  Prior to that he
Director since 1992        was the Director of the Manufacturing Extension
Class III                  Partnership at UNIPEG Binghamton.  He held various
                           high level positions in operations, quality and product management in a 20 year career with BF
                           Goodrich Aerospace, Simmonds Precision Engine Systems of Norwich, New York. He completed US Navy
                           Electronics and Communications Schools and received an MBA from Syracuse University.


ROBERT R. ANDREWS          Mr. Andrews is the President and Principal
Age 54                     shareholder of Morse Manufacturing Co., Inc., East
Director since 1992        Syracuse, N.Y. which produces specialized material
Class II                   handling equipment and has served in that capacity
                           since prior to 1985. He received a B.A. degree from Arkansas University and has served as Vice President and a Director of the Manufacturers' Association of Central New York, President of the Citizens
                           Foundation, a Trustee of Dewitt Community Church,
                           Director of the Salvation Army and Chairman of the Business and Industry Council of Onondaga Community
                           College.


Classification of the Board of Directors and Related Matters

PROPOSALS 2 through 7 and 10
These proposals are considered anti-takeover proposals by the SEC per release No. 34-15230.

To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Board has unanimously approved and is proposing amendments to the Bylaws and the Certificate of Incorporation to provide for classification of the Board of Directors and certain related matters (the "Classified Board Amendments"). The proposed amendments to the Bylaws will divide the Board of Directors into three classes, as nearly equal in number as possible. After a transitional arrangement, Directors will serve for three
years, with one class being elected each year (Proposal 2).   In addition, the
proposed amendments to the Bylaws and the Certificate of Incorporation provide that: (1) The size of the Board of Directors shall be nine or less (Proposal
3); (2) Directors may be removed only for cause by the majority vote of the Board then in office or by the vote of two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors (Proposal 4); (3) any vacancy on the board shall be filled by the remaining directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify (Proposal
5); (4) a special meeting of the shareholders may be called only by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors (Proposal 6); (5) Article III "Notice of Shareholder Business and Nominations" of the Bylaws of the Company shall be adopted also as an Amendment to the Certificate of Incorporation (Proposal 7;) and (6) the shareholder vote required to alter, amend or repeal the foregoing amendments shall be increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors (Proposal 10.)

In the opinion of the Board of Directors, the proposed amendments are desirable to help ensure stability and continuity in the management of the Company's business and affairs. In 1992, a proxy contest occurred between a slate of Directors proposed by Mr. Glyn Bostick, then President and a Director of the Company and Mrs. Emily Bostick, then Vice President and a Director of the company and the Board of Directors' nominees comprised of twelve incumbent Directors and two new nominees. The Board of Directors' nominees were elected in April 1992 and Mr. and Mrs. Bostick left the Company and formed a competitive company, Communications and Energy Corp. In February 1993, the Company purchased substantially all of the shares beneficially owned by the Bosticks (approximately fifteen percent of the issued and outstanding shares) for an amount in excess of $500,000. Although there have been no problems with respect to stability or continuity of the Board of Directors since the 1992 proxy contest, the Board believes that the longer time required to elect a majority of a classified Board (two years) will help to prevent the occurrence of such problems in the future. The Board of Directors also believes that the proposed amendments are desirable to help discourage hostile attempts to take control of the Company. Neither the Company's Certificate of Incorporation nor the Bylaws presently contain provisions that could be characterized as specific "anti-takeover" provisions.

Existing federal and state laws provide some protection to shareholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern the disclosure required to be made to shareholders in the process of a solicitation for proxies in a proxy contest as well as in connection with business combinations. New York law contains certain "business combination" provisions, which limit stock acquisitions and business combinations involving "resident domestic corporations" (which includes the
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Company) and any person who acquires 20% or more of such corporation's voting shares, and "anti-greenmail" provisions, which restrict such corporations from purchasing more than 10% of its stock from any single shareholder, in either case unless the Board approves the transaction and certain other requirements are met. Under New York law, where the Company is incorporated, shareholders are also given certain voting rights and are entitled to certain notices of meetings. Otherwise, the conduct of meeting is governed largely by provisions of the Certificate of Incorporation and the Bylaws.

The Board believes that, while the foregoing disclosure and procedural requirements and regulatory procedures may help defend against hostile takeover attempts, they may not apply or be adequate in all cases. A third party that obtained the necessary approvals and acquired a substantial block of the Company's stock or simply acquired a block of stock just below the threshold triggering regulatory approvals, might desire to gain control of the Company or attempt to realize a profit on its investment without purchasing the remainder of the Company's stock through a tender offer or other means of acquisition. Such a purchaser might attempt to force the Company to accept a merger or restructuring, or offer to repurchase shares at a premium, or accept other proposals by launching a proxy contest to unseat the Company's Board of Directors. In many takeover attempts, following a substantial accumulation of stock of the target company, the purchaser has sought representation on the target company's Board of Directors in order to increase the likelihood that its proposals will be implemented by the company.

The Board believes that substantial inequities can result to remaining shareholders of a company that has become the target of such takeover tactics. The threat of removal of the Company's Board in these situations could severely curtail its ability to negotiate effectively with a potential purchaser. The Board would be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help maximize the price obtained in any transaction. Among other things, the Classified Board Amendments further reduce this threat to the removal of the Company's Board of Directors by classifying the Board so that only one-third of its members are elected each year. To provide additional protection, they also limit the circumstances in which a Director may be removed or replaced and special shareholders meetings may be called, as well as limiting the number of Directors to nine or less, and impose certain notice requirements on shareholder nominations of Directors and other business proposals.

The Board of Directors believes that, to the extent a proxy contest is part of a plan to acquire control of the Company, adoption of the Classified Board Amendments will encourage the purchaser to negotiate directly with the Company. Moreover, the Board believes that shareholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. The Board also believes that it is in a better position, than individual shareholders of the Company, to negotiate effectively on behalf of all shareholders.

The Classified Board Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company or its Board of Directors by means of a solicitation in opposition to management. The company is aware of certain communications to some shareholders which are critical of the Board of Directors and management from Mr. Glyn Bostick, a company shareholder and the Vice President, cofounder and principal of Communications and Energy Corp., a
competitive company to Microwave Filter Company, Inc.   Mr. Bostick indicates
that these communications to shareholders are not proxy solicitations. Mr. Bostick is believed to be the beneficial owner of less than one tenth percent (0.1%) of the Company's shares. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Certificate of Incorporation or the Bylaws that would affect the ability of a third party to change control of the Company.

Directors of the Company are presently elected by a plurality of the votes cast in any election of Directors, and holders of Common Stock are entitled to cast one vote for each share of Common Stock held. New York law permits, but does not require, a corporation to include in its Certificate of Incorporation a provision for cumulative voting for the election of the corporation's Board of Directors. The Company's Certificate of Incorporation does not provide for cumulative voting.
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PROPOSED AMENDMENTS (2 through 7,10)

The following description is qualified in its entirety by reference to the full text of the proposed amendments included in Exhibits A and B attached hereto. Exhibit A contains the proposed Amendments to the Bylaws and Exhibit B contains the proposed Amendments to the Certificate of Incorporation.

Classification of Board of Directors (PROPOSAL 2)

New York law provides that the Certificate of Incorporation or the Bylaws may provide that the Directors be divided into two, three or four classes, the terms of office of the Directors initially classified to be as follows: that of the first class to expire at the next annual meeting of shareholders; the second class at the second succeeding annual meeting; the third class, if any, at the third succeeding annual meeting; and the fourth class, if any, at the fourth succeeding annual meeting. The Company's Bylaws now provide for the election of all Directors annually. The proposed Amendment to Section 3 of
Article IV of the Bylaws provides for the creation of three separate classes of Directors. The classes will be equal in number, with each class including three Directors. Upon their initial election, the members of the first class of Directors will hold office for a term expiring at the next annual meeting of the shareholders after their election (1997), the members of the second class will hold office for a term expiring at the second annual meeting of shareholders after their election (1998) and the members of the third class will hold office for a term expiring at the third annual meeting of shareholders after their election (1999). At each annual meeting after 1996, shareholders will elect the successors of directors whose terms expire at such annual meeting. The same procedure would be repeated in each year, with the result that only approximately one-third of the whole Board of Directors would be elected each year.

The proposed amendment will ensure stability and continuity in the management of the Company's business and affairs. The Company believes that the longer time required to elect a majority of a classified Board (two years) is desirable to help discourage hostile attempts to take control of the Company. The potential disadvantage to shareholders is that two years will be required to replace a majority of members of the Board of Directors.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.

Size of Board of Directors (PROPOSAL 3)

Article IV, Section 2 of the Bylaws presently provides that the number of Directors shall be determined by a resolution of the Board of Directors. In a resolution passed by the Board of Directors, the number of Directors shall be established at nine. Under New York law the number of Directors may not be less than three and may be fixed by the Bylaws, or by action of the shareholders or the Board pursuant to the Bylaws.

This proposed amendment to the Bylaws fixing the number of Directors at nine or less is to prevent the Board of Directors from increasing the number of Directors beyond nine without shareholder approval which shall be two-thirds of the outstanding shares if Proposal 10 is approved. The disadvantage to the shareholders if this proposal and proposal 10 are approved is that enlargement of the Board would be more difficult since it would take a two-thirds vote of the shareholders rather than a simple majority vote or a resolution of the Board of Directors. The proposed amendment does not change the number of Directors from the present number, which the present Board feels is an effective size, and is intended to prevent increasing the number of Directors with hostile Directors who may not have the interest of all shareholders in mind. The present Board of Directors believes a small Board of Directors can more effectively conduct the business of the company to the advantage of its shareholders rather than a larger board.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.


Removal of Directors (proposal 4)

The Bylaws currently provide that Directors may be removed for cause, by the action of the Board of Directors or the shareholders, or without cause only by the action of the shareholders. The proposed Amendment provides that a Director or the entire Board of Directors may be removed only for cause by the Board of Directors or by two thirds (2/3) vote of the shareholders. New York law provides that any or all of
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the directors of a corporation may be removed for cause by a vote of the shareholders and, if the Certificate of Incorporation or the Bylaws so provides, by action of the Board. Also, Directors may be removed without cause by vote of the shareholders if the Certificate of Incorporation or a Bylaw adopted by shareholders so provides. The proposed Amendment to Article IV, Section 5 of the Bylaws would preclude the removal of Directors without cause and would have the effect of increasing the shareholder voting requirement for removal of Directors for cause from a majority to two-thirds of the shares entitled to vote in the election of Directors.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.


FILLING VACANCIES ON THE BOARD OF DIRECTORS (PROPOSAL 5)

Section 4 Article IV of the Bylaws currently provides that any vacancy on the Board shall be filled for the unexpired term of the Director whose place is vacant. In order to conform to the requirements of New York law, it is proposed that section four of Article IV of the Bylaws be amended to provide that a director chosen by the Board to fill a vacancy shall serve only until the next annual meeting and thereafter until a successor shall be elected and shall qualify for the remainder of that unexpired term.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.


Special Shareholder Meetings (PROPOSAL 6)

Under the Company's current Bylaws, special meetings of the shareholders may be called by the Board of Directors, the President, and at the written request of the Board of Directors or shareholders owning a majority of the outstanding shares issued and outstanding. The proposed Amendment to Article II, Section 3 of the Bylaws would limit the calling of special shareholder meetings to the Chairman of the Board or the President, and the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. Thus shareholders would require two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors to call a special meeting rather than the present majority of outstanding shares. The proposed Amendment would prevent persons acquiring a majority of the outstanding shares from calling a special meeting for the purpose of removing Directors or making other proposals that could disrupt the continuity and stability of the Board and the policies of the Board.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.


Notice of Shareholder Business and Nominations (PROPOSAL 7)

The proposed Amendment to the Certificate of Incorporation would provide that
Article III of the Bylaws "Notice of Shareholder Business and Nominations" be adopted as an Amendment to the Certificate of Incorporation. Under the present Article III of the Bylaws which is the proposed Amendment to the Certificate of Incorporation, shareholders intending to nominate candidates for election must deliver written notice to the Secretary of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. The amendment further provides that the notice shall set forth certain information concerning the shareholder and its nominee(s), including names and addresses, a representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of the shareholder and the consent of each nominee to
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
serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The proposed amendment provides that for business to be properly brought before an annual meeting, such business must be specified in a notice of meeting given by the Board or otherwise properly proposed by the Board, or be brought by a shareholder not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. The proposed Bylaw also provides that a shareholder proposal must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the shareholder making the proposal, the class and number of shares beneficially owned by such shareholder and any material interest of the shareholder in the business. The Bylaw also provides that the Chairman of the meeting may determine that a shareholder proposal was not properly brought and that the business will not be transacted.

The advance notice requirements afford the Board of Directors the opportunity to consider the qualifications of proposed nominees and the merits of shareholder proposals and, to the extent deemed appropriate, inform shareholders about its position on such matters. Although the proposed amendments do not give the Board any power to approve or disapprove of shareholder nominations for election of directors or to prevent the introduction of business, it may have the effect of precluding such matters if the proposed procedures are not followed and may discourage such shareholder action, without regard to whether this might be harmful or beneficial to the Company and its shareholders.

The purpose of making this present Bylaw (Article III) a part of the Certificate of Incorporation is so that it may only be changed by shareholder approval. If proposal 10 is also approved by the shareholders, a subsequent change to this amendment to the Certificate of Incorporation will require two-thirds of the shares entitled to vote in the election of directors rather than a majority.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.


Increased Shareholder Vote for Alteration, Amendment or Repeal of Proposed Amendments (PROPOSAL 10)

New York law provides that the Certificate of Incorporation of a corporation may contain provisions specifying a higher proportion of votes of the holders of shares that shall be necessary at any meeting of shareholders for the transaction of any business or any specified item of business, including amendments to the Certificate of Incorporation and the Bylaws, than the proportion prescribed by New York law in the absence of such provision (generally a majority of the voting power of the stock represented at a meeting at which a quorum is in attendance). Under New York law, an amendment to the Certificate of Incorporation generally requires authorization by a vote of the Board and approval by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Under New York law and the current Bylaws, an Amendment to the Bylaws generally requires authorization by a majority vote of the Board or a majority vote of the shareholders.

The proposed Amendment to the Certificate of Incorporation would provide that the foregoing Amendments to the Bylaws and the Certificate of Incorporation could be amended or repealed only with approval of the holders of at least two-thirds (2/3) of the outstanding shares. The requirement of an increased shareholder vote is designed to prevent a shareholder with a simple majority of the voting power of the Voting Stock from avoiding the requirements of the proposed Amendments by simply repealing them. It will also have the effect of giving the holders of one third (1/3) or more of the Company's outstanding shares a veto power over any changes in the proposed Amendments, even if these changes are favored by a majority of shareholders or the Board. In this regard, it should be noted that in the three most recent years the following percentages of the outstanding shares were represented at the annual meetings of shareholders 1993, 74%, 1994, 84%, 1995, 88%. Please refer to page 5 for Security Ownership of Certain Beneficial Owners and Management.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation. Abstentions and broker non-votes do not affect the vote on this proposal.
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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE ABOVE PROPOSED AMENDMENTS.


PROPOSALS TO AMEND THE CERTIFICATE OF INCORPORATION TO LIMIT LIABILITY OF DIRECTORS AND TO INCLUDE A PROVISION FOR INDEMNIFICATION AND INSURANCE

PROPOSALS 8 AND 9

The Board of Directors is presenting proposals 8 and 9 for action by the shareholders, each consistent with provisions of the New York Business Corporation Law ("New York BCL"), under which the Company is organized. Proposal 9 is a proposal to amend the Company's Certificate of Incorporation by adding a provision which, in certain cases, would eliminate the personal liability of directors of the Company for monetary damages arising from breach of fiduciary duty as a director. Proposal 8 is a proposal to adopt an amendment to the Company's Certificate of Incorporation which, in general, provides for indemnification of directors and officers of the Company.

The Board of Directors believes that the two proposals, in combination, will assist the Company in attracting and retaining qualified individuals to serve as directors and officers of the Company. Each of the proposals is consistent with the provisions of the New York BCL with the intention of enabling New York corporations to take measures to respond to the increasing threat of litigation which directors of public companies face in carrying out their responsibilities and to the diminishing availability of directors' and officers' liability insurance. Since directors and officers of the Company may benefit from these proposals, the Board of Directors has an interest in the passage thereof by the shareholders. The Board of Directors believes, however, that adoption of the proposals is in the best interest of the Company and its shareholders.

Each of the two proposals is discussed below. The Board of Directors has recommended that the shareholders vote FOR approval of each proposal. Each proposal will be presented separately for shareholder vote; approval of one is not contingent upon approval of the other.

PROPOSAL TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION PROVIDING FOR ELIMINATION OF CERTAIN LIABILITIES OF DIRECTORS IN ACCORDANCE WITH NEW YORK LAW (PROPOSAL 9)

The Board of directors recommends that the shareholders approve a proposal to amend the Company's Certificate of Incorporation by adding a section 8 which would eliminate personal liability of the Company's directors to the Company or to its shareholders for monetary damages arising from breach of fiduciary duty. The proposed amendment is authorized by section 402(b) of the New York BCL, which became effective on July 23, 1987.

Background

Since 1986, many states, including Delaware, Massachusetts, New Jersey, Ohio and Pennsylvania, have enacted statutes to reduce the exposure of corporate directors to litigation seeking to impose upon them heavy monetary liability for their acts or inaction in such capacity. Such litigation has increased markedly in recent years. The amendment to the New York BCL was, together with the earlier amendment permitting increased indemnification discussed below, New York's response to this need. As noted in the legislative memorandum accompanying the Act amending Section 402(b) of the New York BCL with respect to directors' liability, the purpose of the New York legislation was "to assure that qualified and experienced persons continue to be willing to serve as...directors of New York corporations by relieving them of the threat of monetary liability in connection with their duties...."  Such liability is not eliminated or limited if the acts or omissions of directors are in bad faith, involve intentional misconduct or knowing violations of law, violate certain statutory prohibitions, or result in a profit or other advantage to the director to which he is not legally entitled. Section 402(b) of the New York BCL is an enabling provision only. Shareholder approval of an amendment to the Certificate of Incorporation is required to effect the limitation on monetary liability authorized by the statute.

Text of Proposed Amendment

The text of Section 8 proposed to be added to the Company's Certificate of Incorporation is as follows:

"8. Directors Liability. To the fullest extent permitted by the New York Business Corporation Law as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director. Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification."
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
Reasons for the Proposed Amendment

Directors of New York corporations are required, under the New York BCL, to perform their duties in such capacity in good faith and with the degree of care which an ordinarily prudent person in a like position would use under similar circumstances. A director may rely upon information, opinions, reports or statements (including financial statements) prepared by certain officers or employees, professional advisors, or committees of the Board on which such director does not serve. Decisions made on that basis are protected by the "business judgment rule" and should not be questioned by a court in the event of a lawsuit challenging such decisions. The expense of defending such lawsuits, the frequency of unwarranted litigation and the inevitable uncertainties of applying the business judgment rule to particular facts and circumstances mean, as a practical matter, that directors must rely on indemnification arrangements and directors' and officers' liability insurance in the event of such expenses or unforeseen liability. In a companion proposal, the Company is requesting shareholder approval of an amendment to the Company's Certificate of Incorporation to permit the fullest possible indemnification permitted under the New York BCL. Recent changes in the market for directors' and officers' liability insurance have resulted in reduced availability of directors and officers of meaningful liability coverage. In a period of increasing threats of corporate litigation, premiums have increased at the same time as the coverage of such policies has been limited, so that only partial coverage may be available and, then, only at prohibitive cost. The Company maintains Directors and Officers liability insurance with the Chubb Group of Insurance Companies with a $5,000 deductible for each insured person; a $50,000 deductible on all insured persons, and a $250,000 deductible on the insured organization.. The insurance premiums for FY93, FY94 and FY95 were $17,144, $18,489, $18,489 respectively.

Effect of the Proposed Amendment

The proposed amendment would protect each of the Company's directors against personal liability to the Company or its shareholders for any breach of duty unless a judgment or the final adjudication adverse to the director establishes that (i) his acts or omissions were in bad faith, or (ii) involved intentional misconduct or a knowing violation of the law, or (iii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (iv) his acts violated the prohibitions contained in Section 719 of the New York BCL against certain declarations of dividends, certain purchases or redemption's of its shares by the Company, certain distributions of assets after dissolution of the Company without adequately providing for its liabilities and the making of certain loans to directors.
In the past, there has been no claim of the type which would be affected by the proposed amendment and none is presently pending or, to the knowledge of management of the Company, threatened. Since the amendment provides that the liability of the Company's directors is limited to the fullest extent permitted by the New York BCL "as presently in effect or hereafter amended", the amendment will further protect directors to the extent provided in any amendment to the statute, without further approval of the shareholders.

The amendment does not reduce the fiduciary duty of a director, it only eliminates monetary damage awards to the Company and its shareholders occasioned by a breach of that duty. It does not affect equitable remedies, such as to enjoin or rescind a transaction involving a breach of fiduciary duty, although such remedies may be unavailable or ineffective with respect to a particular challenged action of the Board of Directors. The amendment does not affect a director's liability for acts taken or omitted prior to the time the amendment becomes effective (i.e., after shareholder approval and filing with the New York Secretary of State), nor does it affect the liabilities of directors who are also officers for acts taken or omitted in their capacity as officers. The limitation of liability afforded by the amendment affects only actions brought by the Company or its shareholders, and does not preclude or limit recovery of damages by third parties, nor does it affect the responsibility of directors under other laws, such as the federal securities laws. The amendment provides that any repeal or modification thereof would not affect any right or protection of a director thereunder with respect to any act or omission occurring prior to such repeal or modification.

The Company's directors acknowledge that they and future directors may personally benefit from adoption of the proposed amendment at the potential expense of the Company's shareholders, whose right to bring claims for monetary damages against directors will be limited thereby, and that they may thus have a conflict of interest in recommending approval of the amendment. The Board of Directors believes, however, that the diligence exercised by directors stems primarily from their desire to act in the best interests of the Company, and not from a fear of monetary damage awards. Accordingly, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by adoption of the proposed amendment. The Board believes that such adoption will enhance the Company's ability to attract and retain qualified individuals to serve as directors of the Company.

Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock. If proposal 10 is also approved by the stockholders, a subsequent change to this amendment to the Certificate of Incorporation will require two-thirds of the shares entitled to vote in the election of directors. Abstentions and broker non-votes do not affect the vote on this proposal.
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
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE FOREGOING PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION (Proposal 9). UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE PROXY , IT IS INTENDED THAT PROXIES WILL BE VOTED IN FAVOR OF THE FOREGOING PROPOSAL.


PROPOSAL TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION RELATING TO INDEMNIFICATION OF DIRECTORS AND OFFICERS (PROPOSAL 8)

The Board of Directors recommends that the shareholders approve a proposal to amend the Certificate of Incorporation of the Company to add a Section 7 which relates to indemnification of directors, officers and others. This proposal is being made a s a result of a 1986 change in the provisions of the New York BCL relating to indemnification and is substantially identical to Article XII of the Company Bylaws.

Background

A number of states have recently changed the indemnification of provisions of their corporate laws in response to increasing general concern over the ability of corporations to attract and retain qualified persons to serve as corporate directors and officers in the face of heightened risks of litigation challenging their decisions and the diminishing availability of meaningful directors' and officers' liability insurance. The basic indemnification provisions of the New York BCL were amended in July 1986 to authorize New York corporations to provide for indemnification and advancement of expenses to directors and officers against liabilities incurred, as a result of their service to the corporation, in either shareholder derivative suits by or in the name of the corporation or third-party claims, and against the expenses of defending these claims. Prior to these amendments, New York law provided for limited mandatory indemnification, and all rights to indemnification were contained exclusively in the statute.

INDEMNIFICATION

This revision in the New York law, however, prohibits indemnification when and if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the adverse adjudication, or (ii) he personally gained a financial profit or other advantage to which he was not legally entitled.

The New York statute now provides that the indemnification and advancement of expenses provisions thereof are not exclusive of any other rights to which a director or officer may be entitled, and permit a corporation to provide directors and officers more extensive indemnification rights, if such additional rights are contained in, or authorized by, its certificate of incorporation or bylaws, except that no indemnification may be made if a director or officer is found to be ineligible for indemnification under the circumstances set forth in the preceding paragraph.

Text of Proposed Amendment

The text of Section 7 proposed to be added to the Company's Certificate of Incorporation is set forth as Appendix B to this Proxy Statement.

Reasons for the Proposed Amendment

The New York Governor's memorandum in support of the legislation expanding the power of a New York corporation to indemnify its directors and officers in the manner contemplated by the amendment stated that the principal objective of the statutory changes was "to encourage capable and experienced persons to serve in corporate management by providing reasonable indemnification of the directors and officers of public corporations for their defense of both third-party and derivative actions". Although Article XII of the Company's Bylaws has been amended by action of the Board of Directors the proposed amendment to the Certificate of Incorporation is being put to a vote of shareholders in order to ensure that directors and officers of the Company will receive indemnification to the fullest extent authorized by the New York law. The directors may benefit from shareholder adoption of the proposed amendment to the potential detriment of shareholders, since adoption may discourage shareholder derivative actions based on alleged negligence to the extent that the Company will be required to reimburse directors or officers for the amounts the Company recovers in such suits from defendant directors or officers and for their expenses in defending such suits. This proposal is intended to help the Company attract and retain able and well-qualified persons as directors and officers by assuring them that the Company will hold them harmless when they do not act in bad faith or dishonestly or for their own interests.
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
New York Statutory Provisions for Indemnification

The New York BCL, as amended, now provides that a corporation may (but is not required to) indemnify a director or officer against judgments, fines, amounts paid in settlement and reasonable expenses of litigation (other than in an action brought by the corporation against such person or by shareholders against such person on behalf of the corporation), even if the director or officer is not successful on the merits, if he acted in good faith and for a purpose he reasonably believed to be in (or not opposed to) the best interests of the corporation (and, in criminal actions or proceedings, had no reason to believe his conduct was unlawful). In addition, a corporation may (but is not required to) indemnify a director or officer against amounts paid in settlement and reasonable expenses of an action brought against him by the corporation or by shareholders on behalf of the corporation, even if he is not successful on the merits, if he acted in good faith and for a purpose he reasonably believed to be in (or not opposed to) the best interests of the corporation. However, no indemnification is permitted in an action by the corporation, or shareholders on behalf of the corporation, in connection with the settlement or the disposition of a threatened or pending action or in connection with any claim, issue or matter as to which a director or officer is adjudged to be liable to the corporation, unless a court determines that, in view of all of the circumstances, he is entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper. In addition, the New York BCL provides that a director or officer shall be indemnified if such person is successful in the litigation on the merits or otherwise.

Permitted indemnification as described above may only be made if it is determined that indemnification is proper because the applicable standard of conduct has been met. This determination may be made by a quorum of disinterested directors, independent legal counsel or the shareholders. Upon application of the person seeking indemnification, a court may also award indemnification upon a determination that the standards outlined above have been met. A corporation's board of directors may also authorize the advancement of litigation expenses to a director or officer upon receipt of an undertaking by him to repay such expenses, if it is ultimately determined that he is not entitled to be indemnified for them.

Indemnification as Provided by Proposed Section 7 to the Certificate of Incorporation

The purpose of proposed Section 7 is to provide greater rights of indemnification than those statutory provisions described above and thus take advantage of the New York BCL's provisions allowing for expansion upon the statutory indemnification provisions. Article XII of the Company's Bylaws, presently contain substantially identical provisions concerning indemnification.

Mandatory Indemnification

At present, Article XII of the Bylaws, adopted by the Board of Directors requires the company to provide indemnification to the fullest extent permitted by law. The proposed Section 7 also provides that the Company shall indemnify a director or officer to the fullest extent permitted by law but will require shareholder approval to adopt, and if adopted will require shareholder action to amend or repeal.

Standard of Conduct

Prior to the amendment to the New York BCL, a person seeking indemnification was required to show that his acts were committed in good faith, for a purpose he reasonably believed to be in (or not opposed to) the best interests of the corporation (and, in criminal actions or proceedings, had not reason to believe that his action was unlawful). Under Section 7, a director or officer seeking indemnification will be indemnified unless there is a judgment or other adverse final adjudication establishing (i) that the acts involved were taken in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) that the director or officer personally gained a financial profit or other advantage to which the person was not legally entitled.

Indemnification of Directors and Officers

Under Section 7, the Company will be obligated to indemnify directors and officers against any liability incurred in connection with any proceeding in which such person may be involved as a party or otherwise by reason of the fact that the person is or was serving as a director or officer of the Company, except as expressly prohibited by law. Such liabilities may include, without limitation, judgments, fines, penalties, punitive damages, excise taxes assessed with respect to an employee benefit plan, amounts paid in settlement, costs and expenses of any nature (including attorneys' fees). Since indemnification payments would be made from the Company's general funds, in the event that the Company were to make substantial payments under Section 7, the shareholders' investment in the Company may be at risk. The Company will be required to reimburse or advance to a director or officer funds necessary of the payment of expenses, subject to his undertaking to repay such funds to the Company upon an adjudication that he was not entitled to indemnification. Prior to the amendment of the New York BCL, the Company could indemnify a director or officer made a party to an action brought by the Company or by shareholders on behalf of
16
the Company only against amounts paid in settlement and reasonable attorneys' fees. Moreover, if such a proceeding were settled, or if the director or officer were adjudged to have been liable to the Company in such a proceeding, the director or officer could have been indemnified only to the extent permitted by a court.

Indemnification of Other Corporate Personnel and Others

Section 7 also provides that the Company may indemnify any other person (including other corporate personnel) to whom the Company by applicable law is permitted to provide indemnification or advancement of expenses, whether pursuant to the New York BCL or by a resolution of shareholders or directors or an agreement providing for such indemnification. Such other corporate personnel may include, but need not be limited to, any person serving at the request of the Company as a director, officer, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise.

General

Section 7 will not be applied retroactively to events occurring prior to the adoption of the proposal, although such retroactive application is permissible, since the Board of Directors believes that retroactive application is not appropriate.

Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the meeting. If proposal 10 is also approved by the shareholders, a subsequent change to this amendment to the Certificate of Incorporation will require two-thirds of the shares entitled to vote in the election of directors. Abstentions and broker non-votes do not affect the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE FOREGOING PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION. UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE PROXY IT IS INTENDED THAT PROXIES WILL BE VOTED IN FAVOR OF THE FOREGOING PROPOSAL.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 11)

On the recommendation of the Audit and Finance Committee, the Board of Directors has appointed Coopers & Lybrand, independent certified public accountants, to audit the Company's financial statements for the fiscal year ending September 30, 1996 and recommends that shareholders vote for ratification of such appointment.

Coopers & Lybrand has audited the Company's financial statements since the fiscal year ended September 30, 1992. Its representatives are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Coopers & Lybrand as independent auditors.


SHAREHOLDER PROPOSAL (PROPOSAL 12)

THE FOLLOWING PROPOSAL FROM SHAREHOLDER DAVID SILVER IS INCLUDED IN ITS ENTIRETY AS PRESENTED BY MR. SILVER. THE BOARD OF DIRECTORS HAS MADE NO DETERMINATION REGARDING ITS LEGALITY OR WHETHER IT IS APPROPRIATE UNDER LAW OR THE COMPANY'S BYLAWS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

That the following resolution with regard to rescindment and replacement of Bylaw Article XII - INDEMNIFICATION AND INSURANCE be presented for approval at the 1996 Annual Meeting of Shareholders of Microwave Filter Company, Inc. (the "Company") as follows:

"RESOLVED, that Article XII - Indemnification and Insurance, approved, effective May 1, 1995, by the Board of Directors of the Company, be deleted in its entirety and that said Bylaw shall, from the date of its approval thenceforth, be deemed null and void and without effect; and it is further"

"RESOLVED, that any and all obligations by the Company to claimants for reimbursement of legal expenses pursuant provisions of Article XII, as originally approved by the Board of Directors of the Company on May 11, 1994 and rescinded thereafter, and subsequently
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
approved by the Board of Directors, effective May 1, 1995, are null and void and without effect, and that the Company shall seek to recover payments made to claimants for reimbursement of legal expenses pursuant to the provisions of said Article XII; and it is further"

"RESOLVED, that a new Article XII - Indemnification and Insurance, be approved effective as of the 1996 Annual Meeting of Shareholders of the Company as follows:"

"ARTICLE XII - INDEMNIFICATION AND INSURANCE" "1. INDEMNIFICATION

     (a) Indemnification of directors and officers shall be in accordance with the provisions of NY BCL 722(a) through (d) inclusive and as amended.

     (b) Nonexclusivity of indemnification of Directors and Officers Shall be in accordance with NY BCL 721 as amended."

"2. INSURANCE

     (a) Insurance for indemnification of Directors and Officers shall be in accordance with NY BCL 726(a) through (e) inclusive and as amended."

"3. PAYMENT OF EXPENSES

     (a) Payment of indemnification other than by Court award shall be in accordance with the provisions of NY BCL 723(a) through (c) inclusive and as amended.
     (b) Payment of indemnification of Directors and Officers by a Court shall be in accordance with the provisions of NY BCL 724(a) through (c) inclusive and as amended.

     (c) Other provisions affecting indemnification of Directors and Officers, and payment of indemnification thereto, shall be in accordance with the provisions of NY BCL 725(a) through (f) inclusive and as amended".

"4. AMENDMENT

This Bylaw shall not be amended or rescinded without the approval of the holders of not less than a majority of the Corporation's outstanding stock entitled to vote thereon. This Bylaw will be operative upon acceptance, at the Annual Meeting in which it is presented for approval."

Proponent's statement in support of the proposal to change the Bylaws governing Indemnification and Insurance.

Proponent's identification: My name is David Silver and I am the beneficial owner of approximately 2.4% of the outstanding shares of Microwave Filter Company, Inc. stock. I am the former Chief Operating Officer and a seller of Chesterfield Products, Inc., the New Jersey filter company acquired by the Company in January, 1992. I have over 18 years of diversified experience in the filter industry.

I propose that stockholders approve the resolutions and rescind and replace the Bylaw Article IX - Indemnification and Insurance because:

(1) The statutory requirements of New York Business Corporation Law (NY BCL) provide a more than adequate foundation for guiding the Company with regard to indemnification and insurance issues. NY BCL provides the framework for applying the principles of indemnification and insurance requirements.

(2) NY BCL allows the Company to indemnify Directors and Officers. The current Article XII compels the Company to do so.

(3) NY BCL places the burden on claimant Directors and Officers to prove entitlement to reimbursement. The current Article XII places the burden of proof on the Company.

(4) NY BCL offers the Company some protection against a naked assault on the Company assets by a dubious claim for reimbursement. The current Article XII may expose the Company to significant liability.

(5) NY BCL does not discriminate against any person, Officer or Director by name. The current Article XII specifically discriminates against Glyn and Emily Bostick, the founders and for approximately 25 years Directors and Officers of the Company. The current Article XII even denies indemnification to Communications & Energy ("C&E"), which happens to be owned by the Bosticks', even though C&E never had any association or affiliation with the Company. The question is not whether
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
the Company can't or shouldn't seek a remedy if the Bostick's sought indemnification, but rather whether the Company should corrupt its Bylaws with special personal exclusions.

In my opinion, the current Article XII is an entitlement program for Directors and Officers. In an age when entitlements in general are under attack, offering Directors and Officers a carte blanche entitlement to reimbursement regardless of the merit of the claim is self serving. With regard to the issue of discrimination against the Bosticks' within the body of the current Bylaw resolution, imagine what it would mean to you if the American Bill of Rights excluded certain classes of people from investing in the stock market based on race, ethnicity or religion!

In my opinion, the current Article XII provides reckless Directors and/or Officers, who may be under legal attack for actions that may have merit, and that may not necessarily be in the best interests of the Company, or of its shareholders, with unrestrained opportunities to attack the assets of the Company through their entitlement to instant reimbursement.

And, in my opinion, NY BCL provides the framework for applying the principles of indemnification and insurance regulations. The current Article XII just overlays applicable law with provisions for privilege and self service.

This proposal reflects the concern of several outside shareholders, some of whom, like myself, are beneficial owners of the Company's stock, and representing approximately five (5%) percent of the Company's outstanding stock. If you agree that we need to purify the Company's Bylaw Article XII, then vote for this proposal. This proposal will become operative at the 1996 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST  PROPOSAL 12.

Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt this proposed Amendment to the Bylaws. Abstentions and broker non-votes do not affect the vote on this proposal.



Other Matters

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                                       THE BOARD OF DIRECTORS


Dated: March 14, 1996
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
EXHIBIT A
PROPOSED AMENDMENTS TO THE BYLAWS TO
ESTABLISH A CLASSIFIED BOARD OF DIRECTORS
AND MAKE CERTAIN RELATED AMENDMENTS


PROPOSAL 6
Section 3 of Article II of the Bylaws is amended to provide as follows:

3.  Special Meetings

Special meetings of the shareholders may be called by the Chairman of the Board of Directors or by the President, and shall be called by the Chairman of the Board or by the Secretary at the request in writing of a majority of the Board of Directors or two thirds (2/3) of the holders of the outstanding shares entitled to vote in the election of Directors. Such meetings shall be held at such time as may be fixed in the call and stated in the notice of meetings. Any such written request shall state the purpose or purposes of the proposed meeting.



PROPOSAL 3
Section 2 of Article IV of the Bylaws is amended to provide as follows:

2.  Number of Directors

The number of directors shall be fixed at nine or less.


PROPOSAL 2

Section 3 of Article IV of the Bylaws is amended to provide as follows:

3.  Election and Term of Directors
Directors shall be elected at each annual meeting of the shareholders, or, if no such election shall be held, at a meeting called and held in accordance with the statutes of the State of New York. Each Director shall be elected to hold office until the expiration of the term for which he is elected, and thereafter until a successor shall be elected and shall qualify. The directors shall be divided, with respect to the terms for which they severally hold office, into three classes, hereby designated as Class I, Class II and Class III. Each class shall have three directors and the three classes shall be as nearly equal in number as possible. The initial terms of office of the Class I, Class II and Class III directors, elected at the 1996 annual meeting of shareholders, shall expire at the next succeeding annual meeting of shareholders, the second succeeding annual meeting of shareholders and the third succeeding annual meeting of shareholders, respectively. At each annual meeting of shareholders after 1996 the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders to be held in the third year following the year of their election.


PROPOSAL 4
Section 5 of Article IV of the Bylaws is amended to provide as follows:

5. Removal of Directors
Any of the directors may be removed from office, for cause only, by action of the Board of Directors or by vote of the shareholders holding two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.



PROPOSAL 5
Section 4 of Article IV of the Bylaws is amended to provide as follows:

4.  VACANCIES
Vacancies occurring in the board of Directors for any reason may be filled by vote of a majority of the directors then in office, although less than a quorum exists or a vote of the holders of two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. A
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
Director elected to fill a vacancy shall be elected to hold office until the next annual meeting of the shareholders and thereafter until a successor shall be elected and shall qualify.


CONFORMING AMENDMENT

The foregoing Amendments also require a conforming Amendment to Article XIII of the Bylaws which shall read as follows:

(a) Except as otherwise provided by these Bylaws or the Certificate of Incorporation, the Bylaws of the Corporation may be amended, repealed or adopted by vote of the holders of record of the shares at the time entitled to vote in the election of any Directors; provided that Section 3 of Article III, Sections 2, 3, 4, and 5 of Article IV and Section (a) of Article XIII of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of a least two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. Except as otherwise provided above, Bylaws may also be amended, repealed, or adopted by the Board of Directors, but any Bylaw adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

(b) If any Bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of Directors the Bylaws so adopted, amended or repealed, together with a concise statement of the change made.


EXHIBIT B
PROPOSED CONFORMING AMENDMENTS TO THE CERTIFICATE OF INCORPORATION IN CONNECTION WITH
CLASSIFICATION OF THE BOARD OF DIRECTORS


PROPOSAL 7

The following is adopted as a new Section 6 of the Certificate of
Incorporation:

6.  Notice of Shareholder Business and Nominations

A. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of the shareholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this section of the Certificate of Incorporation , who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation.

B. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph A of this section, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of
(i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (x) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such
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
shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

C. Notwithstanding anything in the second sentence of paragraph B of this section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement of the Corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this section of the Certificate of Incorporation shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

D. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in the Bylaw. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such positions(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph B of this section shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of
(i) the 60th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of he nominees proposed by the Board of Directors to be elected at such meeting. In no event, shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of shareholders notice.

E. Only such persons who are nominated in accordance with procedures set forth in this section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the Certificate of Incorporation and, if any proposed nomination or business is not in compliance with this section to declare that such defective proposal or nomination shall be disregarded.

F. For purposes of the Certificate of Incorporation "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 15 or 15(d) of the Exchange Act.

G. Notwithstanding the foregoing provisions of this section a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this section. Nothing in this section shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to the Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

PROPOSAL 8

The following is adopted as a new section 7 of the Certificate of
Incorporation:

7.  INDEMNIFICATION AND INSURANCE

A. The corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, arbitration, alternative dispute resolution mechanism, investigation, administrative or legislative hearing or any other actual, threatened, pending or completed proceeding, whether civil or criminal, or whether formal or informal, and including an action by or in the right of the corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or nonprofit (any such entity, other than the corporation, being hereinafter referred to as an "Enterprise), and including appeals therein (any such process being hereinafter referred to as a "Proceeding"),
22
by reason of the fact that such person, such person's testator or intestate
(i) is or was a Director or Officer of the corporation, or (ii) while serving as a Director or Officer of the corporation, is or was serving, at the request of the corporation, as a Director, Officer, or in any other capacity, in any other Enterprise, against any and all judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred as a result of or in connection with any Proceeding, or any appeal therein, except as provided in paragraph B below.

B. No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the corporation, or a Director or Officer of the corporation, other than to enforce the terms of this section, unless such Proceeding was authorized by the Board of Directors. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the corporation has consented to such settlement or compromise.

C. Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the corporation as soon as practicable. The corporation shall then be permitted to participate in the defense of any such Proceeding or, unless conflicts of interest or position exist between such person and the corporation in the conduct of such defense, to assume such defense. In the event that the corporation assumes the defense of any such proceeding, legal counsel selected by the corporation shall be acceptable to such person. After such an assumption, the corporation shall not be liable to such person for any legal or other expenses subsequently incurred unless such expenses have been expressly authorized by the corporation. In the event that the corporation participates in the defense of any such Proceeding, such person may select counsel to represent such person in regard to such a Proceeding; however, such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

D. In making any determination regarding any person's entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the corporation shall have the burden of proving the contrary.

E. The corporation shall indemnify any employee and agent to the extent such person shall be entitled to indemnification by law by reason of being successful on the merits or otherwise in defense of any action to which such person is named a party by reason of being an employee or other agent of the corporation, and the corporation may further indemnify any such person if it is determined on a case by case basis by the Board of Directors that indemnification is proper in the specific case.

F. Notwithstanding anything to the contrary in this Certificate of Incorporation, no person shall be indemnified to the extent, if any, it is determined by the Board of Directors or by written opinion of legal counsel designated by the Board of Directors for such purpose that indemnification is contrary to applicable law.

G. The corporation may, as the Board of Directors may direct, purchase and maintain such insurance on behalf of any person who is or at anytime has been a Director, Officer, employee or other agent of in a similar capacity with the corporation, or who is or at any time has been, at the direction or request of the corporation, a Director, trustee, Officer, president, manager, advisor, or other agent of Enterprise against any liability asserted against and incurred by such person.

H. Except in the case of a Proceeding against a Director or Officer specifically approved by the Board of Directors, the corporation shall, subject to Paragraphs A through G above, pay all expenses incurred by or on behalf of a Director or Officer in defending any Proceeding in advance of the final disposition of such Proceeding. Such payments shall be made promptly upon receipt by the corporation, from time to time of a written demand of such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses.

I. The rights to indemnification and advancement of expenses granted by or pursuant to this section 7 of the Certificate of Incorporation: (a) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, bylaw, resolution of shareholders or directors or agreement; (b) shall be deemed to constitute contractual obligations of the corporation only to any Director or Officer who is serving in a capacity referred to in Paragraph A at any time after the Effective Date of this Section 7 of the Certificate of Incorporation which shall be April 4, 1996 and upon compliance with Section 725 of the NY
Business Corporation Law; (c) shall continue to exist after the repeal or modification of Article XII of the Bylaws or this section 7 of the Certificate of Incorporation with respect to events occurring after the Effective Date; and (d) shall continue as to a person who has ceased to be a Director or Officer after the
23

Effective Date and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person. It is the intent of this section 7 of the Certificate of Incorporation to require the corporation to indemnify the persons referred to herein for aforementioned judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys' fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provision of bylaws, and the indemnification required by this section shall not be limited by the absence of any express recital of such circumstance.

PROPOSAL 9
The following is adopted as a new section  8 of the Certificate of
Incorporation:

8.  DIRECTORS' LIABILITY
To the fullest extent permitted by the New York Business Corporation Law as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director. Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

PROPOSAL 10
The following is adopted as a new section 9 of the Certificate of
Incorporation:

9.  SHAREHOLDER VOTE REQUIRED TO ALTER, AMEND OR REPEAL

Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors shall be required to alter, amend or repeal this Certificate of Incorporation or
Section 3 of Article II, and Sections 2, 3, 4 and 5 of Article IV of the
Bylaws.

                             PROXY

This proxy Is Solicited by The Board of Directors of Microwave Filter Company, Inc.

            Proxy for 1996 Annual Meeting of Shareholders

The undersigned hereby appoints Louis Misenti and Carl Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of the Shareholders to be held on Monday, March 11, 1996 at 10:00 a.m. and any adjournments thereof as follows:

 (1)  ELECTION OF DIRECTORS
        Instructions:  To vote for all nominees, place an X in box number 1.
                       To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

                      1. __ For All Nominees
                      2. __ For All Nominees Except Those With A Line Through
                            Their Name

    CLASS I                   CLASS II                      CLASS III
 Trudi B. Artini           Robert Andrews             Carl F. Fahrenkrug, PE
 Milo Peterson             Sidney Chong               Daniel Galbally
 David Robinson, MD        Louis Misenti              Frank S. Markovich

THIS PROXY WILL BE VOTED AS DIRECTED.   IF NO DIRECTION IS GIVEN, THIS PROXY
WILL BE VOTED FOR PROPOSAL (1), (2), (3), (4), (5), (6), (7), (8), (9), (10),
AND (11), AND AGAINST PROPOSAL (12).

NOTE: Please date and sign exactly as name or names appear on the reverse side and return in the enclosed postage paid envelope.

 (2) Proposal to ratify the Amendment to the Bylaws to provide for the classification of the Board of Directors into three classes.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (3) Proposal to ratify the Amendment to the Bylaws to provide that the size of the Board of Directors shall be nine or less.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(4) Proposal to ratify the Amendment to the Bylaws that Directors may be removed only for cause by a majority vote of the Board then in office or by a two-thirds (2/3) vote of the shareholders.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (5) Proposal to ratify the Amendment to the Bylaws that any vacancy on the Board shall be filled by the remaining Directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (6) Proposal to ratify the Amendment to the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (7) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of Directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals. This proposed Amendment to the Certificate of Incorporation currently exists as Article III "Notice of Shareholder Business and Nominations" of the Bylaws.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (8) Proposal to ratify the Amendment to the Certificate of Incorporation regarding the indemnification and insurance for Directors and Officers which currently exists as a Bylaw of the Company entitled Article XII -
"Indemnification and Insurance".

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (9) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that Directors' liability to the Company or its shareholders shall be limited to the fullest extent permitted by law.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(10) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing Amendments is increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(11) ProposaL to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1996.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(12) Proposal to ratify the proposed shareholder resolution by Mr. David Silver, with regard to the rescindment and replacement of Bylaw Article XII "Indemnification and Insurance".

        The Board of Directors recommends a vote AGAINST this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.

This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1), (2), (3), (4), (5), (6),
(7), (8), (9), (10), AND (11), AND AGAINST PROPOSAL (12).

NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.

When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.

                                         ____________________________
                                         Signature

                                         ____________________________
                                         Signature if held jointly

IMPORTANT:  To assist the Company in planning the Annual Meeting please check
the following: I plan to attend the Annual Meeting _____        I do not plan
to attend the Annual Meeting_____